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                                                                     Exhibit 23




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-723, 33-24508, 33-37872, 33-78564,
33-78572 and 333-02389.



                                  ARTHUR ANDERSEN LLP

San Diego, California
May 14, 1997